UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 12, 2005

(Date of report (Date of earliest event reported))

THE SPORTS AUTHORITY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31746	84-1242802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 West Hampden Avenue, Englewood, Colorado	80110
(Address of Principal Executive Offices)	(Zip Code)

(303) 200-5050

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be incorporated by reference into any filing of The Sports Authority, Inc. (formerly known as Gart Sports Company) under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

On January 12, 2005, The Sports Authority, Inc. issued a news release revising its earnings guidance for the fourth quarter ending January 29, 2005.  The news release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

99.1  News Release issued by The Sports Authority, Inc. (formerly known as Gart Sports Company) on January 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPORTS AUTHORITY, INC.

By:	/s/ Thomas T. Hendrickson
	Name:	Thomas T. Hendrickson
	Title:	Chief Financial Officer, Chief Administrative Officer and Treasurer

Date: January 13, 2005